American Century Municipal Trust Statement of Additional Information Supplement High-Yield Municipal ■ Long-Term Tax-Free New York Tax-Free Fund ■ Tax-Free Bond ■ Tax-Free Money Market
Supplement dated November 12, 2009 ¡ SAI dated October 1, 2009

The following replaces the second paragraph on page 3.

Long-Term Tax-Free, Tax-Free Bond and Tax-Free Money Market are diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). High-Yield Municipal and New York Tax-Free are nondiversified. Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). Nondiversified means that a fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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